                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            TOWER PROPERITES COMPANY
           ---------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Richard M. Erickson
           ---------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   1)  Title of each class of securities to which transaction applies:


       ------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:



       ------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)


       ------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:



       ------------------------------------------------------------------------

   5)  Total fee paid:



    / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:



       ------------------------------------------------------------------------

   2)  Form, Schedule or Registration Statement No.:



       ------------------------------------------------------------------------

   3)  Filing Party:



       ------------------------------------------------------------------------

   4)  Date Filed:



       ------------------------------------------------------------------------

                    TOWER PROPERTIES COMPANY

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         APRIL 10, 1996



     The annual meeting of the stockholders of Tower Properties
Company will be held in Suite 1215 in the Commerce Tower, Kansas
City, Missouri, on April 10, 1996 at ten o'clock a.m., Kansas City Time, for the following purposes:

     1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 1999.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of Business on February 22, 1996 as the time for which the stockholders of Tower
Properties Company entitled to notice and to vote at the meeting shall be determined.

                              By Order of the Board of Directors
                              CHESTER A. WITTWER, JR.
                              Secretary

March 8, 1996

     It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                         PROXY STATEMENT

                    TOWER PROPERTIES COMPANY

                  ANNUAL MEETING APRIL 10, 1996

SOLICITATION:

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 102, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 10, 1996. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by regular employees of the Company, and brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This proxy statement and accompanying proxy will first be sent to stockholders on or about March 8, 1996. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised.

     Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Agreement was approved by the Shareholders of Bancshares and Old Tower on January 26, 1990. Certain assets of Old Tower were transferred to Acquisition. Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company"). Old Tower Shareholders received 7.88 shares of Bancshares and 1 share of common stock in Company for each share of Old Tower owned.

VOTING SECURITIES:

     Only stockholders at the close of business on February 22, 1996 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 171,014 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be considered solely for quorum purposes.

ACTION TO BE TAKEN UNDER THE PROXY:

     The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomina-tion or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anti-cipated that any nominee will be unable or unwilling to serve if elected to office. A majority vote of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                      ELECTION OF DIRECTORS

     Pursuant to authority provided in the Articles of Incorpora-tion the current Board of Directors consist of six (6) persons. There are two (2) "Class I" directors who serve until the annual stockholders meeting in 1996; two (2) "Class II" directors who serve until 1997; and two (2) "Class III" directors who serve until 1998. At each annual meeting of stockholders, the directors con-stituting one class are elected for a three year term.

      Two (2) "Class I" directors will be elected at the 1996 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

     Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.

The following are nominees for election:

NAME, AGE AND                                    PRINCIPAL OCCUPATION
POSITION WITH               SERVED AS            DURING PAST FIVE YEARS
COMPANY                  DIRECTOR SINCE          & OTHER DIRECTORSHIPS
-------                  --------------          ----------------------

Class I to serve until annual meeting in 1999.


                                    2

James M. Kemper, Jr.     October 24, 1989         Chairman and President
74                       (Director of Old         of the Company.  Mr.
                         Tower from 1/23/58       Kemper is a director
                         to 1/90)                 of Commerce Bancshares
                                                  and served as Chairman
                                                  prior to November
                                                  1991.  James M. Kemper
                                                  Jr., is the father of
                                                  Jonathan M. Kemper and
                                                  David W. Kemper.

Neil T. Douthat          October 24, 1989         Piper Jaffray, Inc.,
47                       (Director of Old         formerly Piper,
                         Tower from 1/17/89       Jaffray and Hopwood
                         to 1/90)                 Incorporated. Managing
                                                  Director - Investments
                                                  and Resident Manager
                                                  since 1989.

The following directors of the Company will continue after the 1996 annual meeting:

Class II to serve until annual meeting in 1997.

David W. Kemper          October 24, 1989         President and Director
45                       (Director of Old         of Commerce Bancshares
                         Tower from 4/8/87        since 1982. Chairman
                         to 1/90)                 and Chief Executive
                                                  Officer of Commerce
                                                  Bancshares since
                                                  November 1991.
                                                  Director of Seafield
                                                  Capital, Ralcorp Hold-
                                                  ings and Wave Technol-
                                                  ogies, Inc.  David
                                                  W. Kemper is the son
                                                  of James M. Kemper,
                                                  Jr. and brother of
                                                  Jonathan M. Kemper.

Brian D. Everist         October 24, 1989         Intercontinental En-
45                       (Director of Old         gineering - Manufac-
                         Tower from 1/17/89       turing Corp. - heavy
                         to 1/90)                 manufacturing. Presi-
                                                  dent since May, 1987.

Class III to serve until annual meeting in 1998.

Benjamin F. Bryan        July 20, 1993            Executive Vice
42                                                President of the Com-

                                    3

                                                  pany since January of
                                                  1992.  Joined Company
                                                  in September of 1991.
                                                  From January of 1989
                                                  to September of 1991,
                                                  employed by Denver
                                                  Metro Transportation
                                                  Development Commission
                                                  and Greater Denver
                                                  Chamber of Commerce.
                                                  Benjamin F. Bryan's
                                                  wife is a niece of the
                                                  wife of James M.
                                                  Kemper, Jr.

Jonathan M. Kemper       October 24, 1989         Commerce Bank, N.A.
42                       (Director of Old         (hereinafter
                         Tower from 2/19/85       "Commerce Bank"),
                         to 1/90)                 1982 to present.
                                                  Chairman since
                                                  January 1995.
                                                  President from
                                                  December 1985 to
                                                  January 1995. Vice
                                                  Chairman of Commerce
                                                  Bancshares since
                                                  November 1991. Jona-
                                                  than M. Kemper is the
                                                  son of James M. Kemper
                                                  Jr. and the brother of
                                                  David W. Kemper. He is
                                                  a director of Commerce
                                                  Bank and Commerce
                                                  Bancshares.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:
     ---------------------------------------------------------------

     The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 22, 1996.

TITLE       NAME AND ADDRESS     AMOUNT AND NATURE      PERCENT
 OF                 OF                  OF                 OF
CLASS       BENEFICIAL OWNER    BENEFICIAL OWNERSHIP     CLASS
-----------------------------------------------------------------
Common      Commerce Bank               15,044 <F1a>     13.37%
            as Fiduciary,                7,822 <F1b>
            922 Walnut
            Kansas City, MO

                                    4

     The following stock ownership pertains to the directors and officers as of February 22, 1996:

Common      James M. Kemper, Jr. <F2>   23,238           13.59%
            David W. Kemper <F3>        27,014           15.80%
            Jonathan M. Kemper <F4>     26,767           15.65%
            Neil T. Douthat                580             .34%
            Brian D. Everist               407             .24%
            Benjamin F. Bryan              150             .09%
            All directors and officers
              as a group (7 persons)    78,156           45.71%

Footnotes:

<F1> All stock registered in name of Commerce Bank is held in a representative capacity, and Commerce Bank has no beneficial owner-ship. Shares reflected under Commerce Bank do not include 48,673 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

     <F1a> Commerce Bank has sole voting and sole investment authority.
     <F1b> Commerce Bank has shared voting and shared investment authority.

<F2> Includes 19,050 shares in trusts under which James M. Kemper, Jr. is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares.

<F3> Includes 1,316 shares in trusts under which David W. Kemper is co-
     trustee with shared voting and investment authority, but no beneficial ownership, and includes 6,460 shares in custodial accounts over which David W. Kemper has investment power, but no voting or beneficial ownership. Does not include 12,065 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,310 shares owned by wife.

<F4> Includes 14,166 shares in trusts under which Jonathan M. Kemper is co-
     trustee with shared voting and investment author-

                                    5

     ity but no beneficial ownership. Does not include 19,238 shares in trust for benefit of David W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,310 shares owned by wife.

                               EXECUTIVE OFFICERS

                                          Served as              Business Exp.
Name and age          Position            Officer Since          Past 5 Years
----------------------------------------------------------------------------------
James M. Kemper, Jr.  Chairman of Board   October 24, 1989       Chairman of Board
74                    and President       (Officer of Old        and President of
                                          Tower from 2/58        Company. Chairman
                                          to 1/90)               and President of
                                                                 Old Tower to Jan-
                                                                 uary 1990.

Benjamin F. Bryan     Exec. Vice          January, 1992          Joined Company in
42                    President                                  September, 1991.
                                                                 Previously em-
                                                                 ployed by Denver
                                                                 Metro Transporta-
                                                                 tion Development
                                                                 Commission and
                                                                 Greater Denver
                                                                 Chamber of Com-
                                                                 merce.

Chester A. Wittwer,   Vice President/     October 24, 1989       Employee and
Jr.                   Secretary           (Officer of Old        officer of com-
59                                        Tower from 1/73        pany and Old
                                          to 1/90)               Tower.

                             SUMMARY COMPENSATION TABLE

                                 Annual Compensation
     Name and                                                          All Other
Principal Position         Year         Salary       Bonus          Compensation<F1>
------------------------------------------------------------------------------------
James M. Kemper, Jr.       1995         $81,000        0                   0
Chairman and President     1994          76,250        0                   0
                           1993          48,500        0                   0

Benjamin F. Bryan          1995          93,750        0                 1,406
Exec. Vice President       1994          83,365        0                 1,250
                           1993          72,500        0                 1,087

Chester A. Wittwer, Jr.    1995          77,894        0                 1,168

                                    6

Vice President/Secretary   1994          75,065        0                 1,126
                           1993          69,689        0                 1,044

<F1> Amounts paid or accrued under the Company's 401(K) Plan

                       COMPENSATION PLANS
PENSION PLAN

     The following tables show estimated annual benefits to persons in specified compensation and years-of-service classification. The estimated benefits assume the employee is age 65.

                              PENSION PLAN TABLE
                              ------------------

                     Annual Benefit per Years of Service
10 yr.
Average
Compensation      10         15          20          25          30

$125,000       $17,228    $25,843     $34,462     $43,077      $49,968
 100,000        13,522     20,284      27,049      33,810       39,219
  75,000         9,816     14,724      19,635      24,543       28,470
  50,000         6,109      9,164      12,221      15,276       17,720

     The Company has accepted sponsorship of the retirement plan maintained by Old Tower. The plan is for employees who are not covered by a collective bargaining agreement. Upon retirement at age 65, an employee will receive an annual benefit computed as follows:

     25% of employee's average annual compensation over past 10 years plus 18% of the amount by which employee's aver-age annual compensation over past 10 years exceeds the social security base x employee's earned benefit percent-age x employee's short service percentage. Social secu-rity base is the average of the employee's social secur-ity wages based applied during the employee's working lifetime. Earned benefit percentage is determined by dividing employee's actual years of service from time to time by expected years of service to age 65. The earned benefit percentage cannot exceed 100%. Short service percentage is determined by dividing expected years of service to age 65 by 29. This percentage is 100% if employee's expected years service is 29 or more. Annual benefits will not be less than $300.00 or more than $50,000.00.

     All compensation reflected in the Summary Compensation Table is covered under the Plan. As of January 1, 1996, Mr. James M. Kemper, Jr., was credited with 20 years of service, Mr. Wittwer was credited with 23 years of service, and Mr. Bryan was credited with 4 years of service.

401K PLAN

     Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to 13.5% of the employee's compensation, but not to exceed $9,240.00 annually.

     The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contri-bution which is in excess of 6% of the employee compensation.

     The Company may also make discretionary contributions which, if made, will be allocated in proportion to the eligible employees compensation.

     Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

     Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship (as defined in the plan) and when participant reaches 59 1/2 years of age (provid-ed participant is fully vested).

     During the year ending December 31, 1995, the Company's match-ing contributions under the plan on behalf of Mr. Wittwer were $1,168.41, on behalf of Mr. Bryan were $1,406.25, and on behalf of all present executive officers of Company as a group were $2,574.66.

                       STOCK PURCHASE PLAN

     Effective July 1, 1990, the Company adopted a Stock Purchase
Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account. The Company will annually add to the special accounts 25% of the amount contributed by each participat-ing director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 1995, the

                                    8

amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                             Amount                     Shares
   Director               Contributed    Company 25%   Acquired

David W. Kemper             $4,000         $1,000         71
Jonathan M. Kemper           4,000          1,000         71
Neil T. Douthat              4,000          1,000         72
Brian D. Everist             4,000          1,000         72

                          TRANSACTIONS

     James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 8.9% of Commerce Bancshares, Inc., parent of Commerce Bank. James M. Kemper, Jr. and David W. Kemper are directors of Commerce Bancshares, Inc. and David W. Kemper is Chairman and President. Jonathan M. Kemper is Director and Chair-man of Commerce Bank and Vice Chairman of Commerce Bancshares, Inc.

     During 1995, Company performed construction work for Commerce Bank and Company leased office space and parking space and lots to Commerce Bank. For the year 1995, Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $585,308. Company provided steam, and parking facility manage-ment and services to CB Building Corp. (owned by Commerce Bank N.A. (Kansas City)). For said services, Company received $415,591 during the year 1995. Each of the services provided by Company and the amount of payment was the result of arms length negotiations.

     The Company has a line of credit of $15,000,000 with Commerce Bank. $2,600,000 of the line of credit was used to acquire 9200 Cody, Lenexa, Kansas, a warehouse/office facility, in 1995, and subsequently permanent financing of $1,950,000 with Northland Financial (State Farm) was arranged for 9200 Cody. $7,700,000 of the line of credit was also used to acquire 6601 College Boulevard in Overland Park, Kansas, an office building. The Company is arranging for permanent financing of $5,400,000 from Nationwide Insurance. The balance drawn on the line of credit as of January 31, 1996 was $14,051,859.

                     ACCOUNTING INFORMATION

     Arthur Andersen LLP, independent public accountants, were employed by Old Tower on July 17, 1973, and served as accountants and auditors for Old Tower until the merger on January 29, 1990. Arthur Andersen LLP, were employed as accountants and auditors of the Company effective January 1, 1990 and have served since that date. A representative of Arthur Andersen LLP will be present at the stockholders meeting. That representative will be available to make statements concerning the audit and to answer any questions presented from the floor. Arthur Andersen LLP has been selected as the Company's independent public accountants for 1996.

            DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1997 annual meeting must be received at the Company's office, Suite 102, Commerce Tower, Kansas City, Missouri 64105, not later than Novem-ber 8, 1996, to be included in the proxy statement and on the proxy form.

                          OTHER MATTERS

     The Board of Directors has no standing, audit, or nominating committees or committees performing similar functions. A compensa-tion committee has been appointed, but has not met. During the past fiscal year the Company held four regular and no special Board of Directors meetings. Each director except for salaried officers was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

     Form 4's covering change of beneficial ownership for the month of June, 1995 which were due by July 10, 1995, were filed on July 20, 1995 for Neil Douthat and Brian Everist; on July 12, 1995 for David W. Kemper and Jonathan M. Kemper; and on August 3, 1995 for James M. Kemper, Jr.

     THE COMPANY WILL FURNISH TO ANY PERSON WHO WAS A STOCKHOLDER ON FEBRUARY 22, 1996 (WITHOUT CHARGE) A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON SUCH PERSON'S WRITTEN REQUEST FOR THE SAME, which request must contain a good faith representation that, as of Febru-ary 22, 1996 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Chester A. Wittwer, Jr., Secretary, Tower Properties Com-pany, Suite 102, 911 Main Street, Kansas City, Missouri 64105.

     Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth under STOCK PURCHASE PLAN.

     The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                                 By Order of the Board of Directors

                                 CHESTER A. WITTWER, JR.
                                 Secretary
March 8, 1996

PROXY                       TOWER PROPERTIES COMPANY
                     102 Commerce Tower, 911 Main Street
                        Kansas City, Missouri 64105

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Benjamin F. Bryan, and Chester A. Wittwer, Jr., or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on February 22, 1996 at the annual meeting of stockholders to be held on April 10, 1996 or any adjournment thereof.

1. / / ELECTION OF DIRECTORS            / / WITHHOLD AUTHORITY
   FOR all nominees listed below            to vote for all nominees listed
                                            below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                  James M. Kemper, Jr. Neil T. Douthat

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       DATED:____________________________, 1996


                                       ----------------------------------------
                                       Signature


                                       ----------------------------------------
                                       Signature if held jointly

                                       ----------------------------------------
                                        PLEASE MARK, DATE AND RETURN THE PROXY
                                          CARD PROMPTLY USING THE ENCLOSED
                                                      ENVELOPE.
                                       ----------------------------------------